HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5776 - PremierSolutions Cornerstone

333-72042          HV-6775 - PremierSolutions Cornerstone (Series II)

Supplement dated October 29, 2010 to your Prospectus

Effective as of the close of business on December 31, 2010, the following sub-accounts are closed to new plans and plan participants:

Columbia Diversified Equity Income Fund – Class R3

Columbia Mid Cap Value Opportunity Fund – Class R3

Columbia Multi-Advisor Small Cap Value Fund – Class R3

Existing plans (including new plans sponsored by the same or an affiliated plan sponsor) and plan participants may continue to make additional purchases of the Class R3 shares, provided that the plan invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and makes initial Contributions prior to March 31, 2011).

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.